UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 18, 2007

WITNESS SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29335	23-2518693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway Roswell, GA	30076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 754-1900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 18, 2007, Witness Systems, Inc. (the “Company”) received a letter from the Nasdaq Listing Qualifications Panel (the “Panel”) notifying the Company that the Panel has extended until February 7, 2007 the Company’s time to file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006.  If the Company is unable to meet this deadline, the Company’s securities are subject to delisting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2007	WITNESS SYSTEMS, INC.

	By:	/s/ William F. Evans
William F. Evans
Executive Vice President
and Chief Financial Officer